Exhibit 10.3

FIRST AMENDMENT TO

THE FEDEX CORPORATION RETIREMENT PARITY PENSION PLAN

As Amended and Restated Effective June 15, 2020

THIS AMENDMENT to the FedEx Corporation Retirement Parity Pension Plan (the “Plan”) is made by the Participating Employers, pursuant to their authority to amend the Plan as provided in Section 16 thereof;

WHEREAS, the Participating Employers desire to amend the Plan, effective July 1, 2022, to add FedEx Dataworks, Inc. as an additional Participating Employer;

WHEREAS, the Participating Employers desire to amend the Plan, effective June 30, 2022, to allow continued participation in the Plan to Eligible Employees that terminate employment with FedEx Corporate Services, Inc. on June 30, 2022, and become Eligible Employees of FedEx Dataworks, Inc on July 1, 2022; and

WHEREAS, the Participating Employers desire to amend the Plan, effective July 1, 2022, to allow continued participation in the Plan to Eligible Employees that terminate employment with FedEx Corporate Services, Inc. on June 30, 2022, and become Eligible Employees of FedEx Dataworks, Inc on July 1, 2022

NOW, THEREFORE, effective June 30, 2022, Section 2 of the Plan is hereby amended by the addition of the following two paragraphs:

Effective July 1, 2022, FedEx Dataworks, Inc. shall be a participating employer, and Officers and Managing Directors of FedEx Dataworks, Inc. may become eligible employees to participate in the Plan to receive Excess Compensation Credits and Excess Interest Credits only.

Notwithstanding the foregoing, an Officer or Director of FedEx Dataworks, Inc. who was eligible to receive Parity Compensation Credits, Parity Transition Credits, Additional Compensation Credits, Parity Interest Credits, or 415 Limit Credits immediately prior to being employed by FedEx Dataworks, Inc. may continue to receive Credits under the same terms and conditions as if he or she continued to be employed by such other participating employer in lieu of receiving Excess Compensation Credits and Excess Interest Credits.

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDERAL EXPRESS CORPORATION

Signed:	/s/ Robbin S. Page
Name:	Robbin S. Page
Title:	Vice President, Human Resources
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX CORPORATION

Signed:	/s/ Chris L. Winton
Name:	Chris L. Winton
Title:	Corporate Vice President Human Resources
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX CORPORATE SERVICES, INC.

Signed:	/s/ Chris L. Winton
Name:	Chris L. Winton
Title:	Corporate Vice President Human Resources
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX CROSS BORDER HOLDINGS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX CROSS BORDER TECHNOLOGIES, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX FORWARD DEPOTS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX LOGISTICS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX TRADE NETWORKS TRADE SERVICES, LLC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX TRADE NETWORKS TRANSPORTATION AND BROKERAGE, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

WORLD TARIFF, LIMITED

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDERAL EXPRESS VIRGIN ISLANDS, INC.

Signed:	/s/ Marilyn F. Blanco-Reyes
Name:	Marilyn F. Blanco-Reyes
Title:	Vice President Legal
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX FREIGHT CORPORATION

Signed:	/s/ Jeffery B. Greer
Name:	Jeffery B. Greer
Title:	Senior Vice President Human Resources
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX FREIGHT, INC.

Signed:	/s/ Jeffery B. Greer
Name:	Jeffery B. Greer
Title:	Senior Vice President Human Resources
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX GROUND PACKAGE SYSTEM, INC.

Signed:	/s/ Carlos Etheredge
Name:	Carlos Etheredge
Title:	Senior Vice President Human Resources
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX OFFICE AND PRINT SERVICES, INC.

Signed:	/s/ Tracy B. Brightman
Name:	Tracy B. Brightman
Title:	General Counsel, Senior Vice President Legal and Human Resources
Date:	October 4, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX CUSTOM CRITICAL, INC.

Signed:	/s/ Clement E. Klank III
Name:	Clement E. Klank III
Title:	Secretary
Date:	October 6, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX SUPPLY CHAIN DISTRIBUTION SYSTEM, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

ATC INFORMATION SERVICES, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

CAPITAL RETURNS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

GENCO INFRASTRUCTURE SOLUTIONS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX SUPPLY CHAIN, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX SUPPLY CHAIN LOGISTICS & ELECTRONICS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

GENCO MARKETPLACE, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	October 5, 2022

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

FEDEX DATAWORKS, INC.

Signed:	/s/ Micah D. Bell
Name:	Micah D. Bell
Title:	Vice President, Human Resources and Chief People Officer
Date:	October 6, 2022